Investor Day March 9, 2023

2 Mark Donohue VP Investor Relations Opening Remarks

3 Safe Harbor Statement and Non-GAAP Financial Measures Forward-Looking Statements This communication contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. These statements, which express management’s current views concerning future business, events, trends, contingencies, financial performance, or financial condition, appear at various places in this communication and may use words like “aim,” “anticipate,” “assume,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “future,” “goal,” “intend,” “likely,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “see,” “seek,” “should,” “strategy,” “strive,” “target,” “will,” and “would” and similar expressions, and variations or negatives of these words. Examples of forward-looking statements include, among others, statements we make regarding: guidance outlook and predictions relating to expected operating results, such as revenue growth and earnings; strategic actions such as acquisitions, joint ventures, and dispositions, including the anticipated benefits therefrom, and our success in integrating acquired businesses; anticipated levels of capital expenditures in future periods; our ability to successfully realize cost savings initiatives and transition services expenses; our belief that we have sufficient liquidity to fund our ongoing business operations; expectations of the effect on our financial condition of claims, litigation, environmental costs, the impact of inflation, the impact of foreign currency fluctuations, the COVID-19 pandemic and governmental responses thereto, international hostilities, contingent liabilities, and governmental and regulatory investigations and proceedings; and our strategy for customer retention, growth, product development, market position, financial results, and reserves. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on management’s current beliefs, expectations, and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy, and other future conditions. Because forward-looking statements relate to the future, they are difficult to predict and many of which are outside of our control. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include those factors discussed under the caption “Risk Factors” in our annual report on Form 10-K, along with our other filings with the U.S. Securities and Exchange Commission (“SEC”). However, those factors should not be considered to be a complete statement of all potential risks and uncertainties. Additional risks and uncertainties not known to us or that we currently deem immaterial may also impair our business operations. Forward-looking statements are based only on information currently available to our management and speak only as of the date of this communication. We do not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws. Please consult our public filings with the SEC or on our website at www.clarivate.com. Non-GAAP Financial Measures This presentation contains financial measures which have not been calculated in accordance with United States generally accepted accounting principles (“GAAP”), including Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income, Adjusted Diluted EPS, Free Cash Flow, and Organic Revenues because they are a basis upon which our management assesses our performance, and we believe they reflect the underlying trends and indicators of our business. Although we believe these measures may be useful for investors for the same reasons, these financial measures should not be considered as an alternative to GAAP financial measures as a measure of the Company’s financial condition, profitability , performance and liquidity. In addition, these financial measures may not be comparable to similar measures used by other companies. At the Appendix to this presentation, we provide further descriptions of these non-GAAP measures and reconciliations of these non-GAAP measures to the corresponding most closely related GAAP measures. Industry and Market Data In this presentation we refer to certain information and statistics from third-party sources. Although we believe that these sources are reliable, we have not independently verified the accuracy or completeness of such third-party sources and disclaim any liability with respect to the data therein that have been included in this presentation, and cannot guarantee their accuracy or completeness.

Agenda 4 01. Our DNA Jonathan Gear Chief Executive Officer 02. Our Investment Thesis 03. Our Core Competencies 04. Our Operating Model 05. Our Segments Gordon Samson Chief Product Officer Academia & Government Panelists Life Sciences & Healthcare Intellectual Property 06. Our Strategy Jonathan Gear Chief Executive Officer 07. Our Current Position 08. Our Growth Plan Jonathan Collins Chief Financial Officer 09. Our Financial Outlook 10. Q&A All

5 Life Sciences & Healthcare Video

6 Jonathan Gear Chief Executive Officer

Key takeaways from today’s investor day presentation 7 Providing indispensable, mission-critical solutions to our customers 1 Leveraging scale created by interconnected end markets 2 Operating the business differently to accelerate organic growth 3 Positioning to unlock significant value for shareholders 4

8 Undergoing operating transformation that will prioritize reinvestment in product innovation to accelerate growth Last Six Months • Transitioning leadership team • Pivoted operating model to drive ownership and leverage shared scale • Assessed growth potential and developed growth acceleration framework • Acquired businesses to build scale and end-to-end capabilities • Integrated acquisitions and delivered cost synergies • Navigated global pandemic Next Three Years • Invest in product innovation to drive growth and reinvigorate market leading solutions • Increase organic growth and cash flow to strengthen balance sheet • Drive shareholder value through disciplined capital allocation NYSE Listing to Fall 2022

9 Our DNA 01

10 We are connected by a shared purpose, vision, mission and values To elevate the ideas that will benefit everyday life Purpose Why we exist To fuel the world’s greatest breakthroughs by harnessing the power of human ingenuity Vision What we’re working towards To advance the success of people and organizations through transformative intelligence and trusted partnership Mission How we’ll get there We challenge the status quo, pursuing continuous performance improvements and aiming for greatness and customer delight in all we do We aim for greatness Trust is built on actions: We act with integrity and are accountable to ourselves, our colleagues, our customers and our communities We own our actions We work together in respectful partnership with our customers, colleagues and shareholders which is our evergreen source of sustainability and success We value every voice Values What’s important to us

11 We are committed to sustainability, diversity, equity, and inclusion We are in the top 10% for sustainability in our industry for 2020-2022 according to the S&P Global ESG Index 80M+ Patients supported through chronic diseases by improving understanding of their medicines 130M+ Students use our solutions to enhance their learning and research experience 55% Of companies ranked in the Dow Jones Sustainability World Index work in partnership with us Impacting outcomes in partnership with our customers Initiated Council for Inclusion and Diversity at Clarivate chaired by the CEO to drive diversity efforts Enterprise-wide colleague resource groups focused on promoting inclusion 60/40 gender diversity on our executive leadership team and striving towards equal gender balance at all levels Promoting diversity and inclusion throughout our organization

12 We are global thought leaders across the innovation ecosystem with 11,000+ colleagues in 40+ countries 3K+ Americas 3K+ EMEA 5K+ APAC Academia & Government Life Sciences & Healthcare Intellectual Property Identifying cutting edge innovation Citation Laureates™ Identifying potential Nobel Prize winners of tomorrow Drugs to Watch™ Predicting blockbuster drugs which will benefit millions of patients Top 100 Global Innovators™ Recognizing cutting-edge innovators defining their respective sectors

13 Our Investment Thesis 02

14 Best of both worlds information services portfolio • Serve one primary industry vertical • Solutions use shared capabilities, infrastructure and expertise Academia & Government Life Sciences & Healthcare Intellectual Property We serve three adjacent innovation-based industries that are driven by ever-increasing demand for insights Horizontal Info Services Companies Vertical Info Services Companies • Serve numerous industry verticals • Portfolio of solutions with disparate capabilities, infrastructure and expertise Scale Synergies Across Categories Mission Critical Solutions Acyclic Markets

15 Multiple reinforcing dynamics combine, presenting a compelling opportunity to drive profitable and sustainable growth Secular Growth Markets Economically Insulated • x Our markets are expanding, driven by innovation with long runway for growth Resilient markets which have outperformed in periods of economic downturn Industry gold standard solutions embedded in customer workflows Recurring information services compounder poised to accelerate organic growth and financial returns Mission Critical Solutions Robust Business Model

Secular Growth Markets | Our markets are expanding, driven by innovation with long runway for growth

Academia & Government ~4%[1]	Life Sciences & Healthcare ~10%[1]	Intellectual Property ~6%[1]
Growing research funding & increasingly multi-disciplinary fields	Accelerating HC data proliferation and demand for real world evidence	Increasing patent/trademark filing
Growing academic operating model complexity	Increasing regulatory and market access requirements	Increasing R&D spend to drive competitive innovation

Acyclic knowledge economy sectors > Complex value chain requires efficient transfer of insights > Aligned with global economic trends > Data and analytics driven > **~6% SAM Growth[2]**

Clarivate™

[1] Historical serviceable addressable market growth per company estimates. [2] Serviceable Addressable Market.

16

Economically Insulated | Resilient markets which have outperformed in periods of economic downturn

Academia & Government ~48%[1] | Life Sciences & Healthcare ~17%[1] | Intellectual Property ~35%[1]

	GLOBAL GDP *Baseline YoY Change*	Scientific & Technical Journal Articles	US Pharmaceutical R&D Expenditure	Global Patent Grants
Dotcom Bubble (2000-2001)	(1%)	+4% / +5ppt	+15% / +16ppt	+4% / +5ppt
Global Financial Crisis (2008-2009)	(5%)	+6% / +11ppt	(2%) / +3ppt	+4% / +9ppt

YoY Change / Change vs. GDP

Clarivate™

[1]Percentage of FY22 Clarivate revenue. Sources: World Bank, Statista, WIPO.

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Mission Critical Solutions | Industry gold standard solutions embedded in customer workflows

Academia & Government	Life Sciences & Healthcare	Intellectual Property
ProQuest One™ Academic · Web of Science™ · Alma™	Cortellis™ · Dialog™ · HDS	Derwent™ · CompuMark™ · IPfolio™
↑ **2B** citations in **world's largest curated citation database**[1]	↑ **320M** longitudinal **real-world data patient records**	↑ **140M** **curated trademark records** in CompuMark™
↑ **1.5B** **scholarly and academic records** used for research, teaching and learning	↑ **3M** **curated pharmacological studies** in Cortellis Drug Discovery	↑ **101M** editorially enhanced and **curated patent records**
ProQuest One Literature: Charleston Advisor **readers choice best content**	**Patented algorithm** for drug timeline and success rates, covering over 19K drug projects	IPfolio **recognized as a market leader** in IP management by MarketView[2]

[1] World's largest publisher-neutral citation database. [2] Hyperion Global Partners' 2022 MarketView.

Clarivate™ 18

19 Robust Business Model | Recurring information services compounder poised to accelerate organic growth and financial returns >90% renewal rates >40% profit margin² ~50% FCF conversion ~80% recurring revenue¹ 1 Includes subscription and re-occurring revenue types. ² Adj. EBITDA.

20 Our Core Competencies 03

21 Clarivate was built with four transformational acquisitions extending customer value across our core markets 2016 2020 2020 Intellectual Property Intellectual Property 2021 Life Sciences & Healthcare Life Sciences & Healthcare Academia & Government Academia & Government Acquired foundation capabilities across our three core markets End-to-end capabilities across the Life Sciences & Healthcare innovation lifecycle End-to-end capabilities across the Intellectual Property lifecycle End-to-end capabilities to support A&G research and resource management needs SCIENTIFIC

An indispensable partner, deeply entrenched across the global innovation ecosystem

~150+ Countries in which customers **benefit from our data, software and expert insight**

~99% Of the world's top 400 universities use our solutions to **accelerate research and enhance education**[1]

100% Of the world's top pharma, medtech and biotech companies rely on us to **improve patient outcomes**[2]

~96% Of the world's top 50 R&D companies work with us to **accelerate innovation**[3]

Clarivate™

[1] Top 400 universities (QS world university rankings). [2] Top 30 pharma (Drug Discovery Trends). Top 20 medical device (Greenlight Guru). Top 10 biotech (Investopedia). [3] Top 50 based on R&D spend (European Union).

22

Our best-in-class data powers our solution and service capabilities across our segments

Enriched Data	Analytics & Insights	Workflow Solutions	Expert Services
Provide comprehensive, curated content collections	On demand predictive analytics capabilities to inform decision making	Automate workflow SaaS to enable decisions and manage resources	Support business critical regulatory and compliance activities

- **5+ million** Dissertations
- **245+ million** Journal articles
- **2.4+ billion** Bibliographic records
- **1.8+ million** E-books
- **7+ billion** Digital pages
- **2+ billion** Citations
- **3+ million** Molecular interactions
- **48+ billion** Patient claims & EHR records
- **150+ million** Patent documents
- **9.1+ million** IP law cases
- **141+ million** Trademark records

Clarivate™

23

Our capabilities are underpinned by market-leading assets serving a diverse range of personas across the innovation lifecycle

Market	Knowledge & Learning	Discover & Research	Protect & Publish	Commercialization
Academia & Government	ProQuest One™ Academic Academic Video Online Ebook Central Rialto™ Leganto™	Web of Science™ Summon™ Cortellis™ Primo™ Pivot™ Derwent™ Alma™ Polaris™ Consultancy	Esploro™ ScholarOne™ Converis™ InCites™ Journal Citation Reports	Consultancy InCites™ Derwent™ CPA Global
Life Sciences & Healthcare	Ebook Central Healthcare Business Insights	Web of Science™ STEM Database Cortellis™ Dialog™ Consultancy	Derwent™ CPA Global CompuMark™ Darts-ip™	Healthcare Data Solutions Dialog™ Patient Connect™ Consultancy CompuMark™ Derwent™
Intellectual Property		Derwent™ Web of Science™	Derwent™ CPA Global CompuMark™ Darts-ip™ IPfolio™ FoundationIP™	Derwent™ CPA Global CompuMark™ IPfolio™ FoundationIP™

Enriched Data | Analytics & Insights | Workflow Solutions | Expert Services

Clarivate™

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Our mission critical solutions power our customers through the innovation lifecycle

Knowledge & Learning → Discover & Research → Protect & Publish → Commercial-ization

Enriched Data	**Empowering universities to educate students and conduct research efficiently** through the curated collections of academic content	~99%	ProQuest One Renewal Rate[1] — Academia & Government
Analytics & Insight	Enabling **life sciences companies to ensure regulatory compliance and deliver safe and efficacious medicines to patients faster**	~97%	Dialog Renewal Rate[1] — Life Sciences & Healthcare
Workflow Solutions	Powering **discovery, research and learning across academic libraries** through critical software and infrastructure solutions	~99%	Alma Renewal Rate[1] — Academia & Government
Expert Services	Enabling **organizations to mitigate risk in IP protection and navigate the complex IP system** through deep domain expertise and software	~97%	IP Renewals Retention Rate[1] — Intellectual Property

Universities | Research Institutes | Libraries | Govt. Agencies | Pharmaceuticals | MedTech | BioTech | Corporate IP Departments | Law Firms

[1] FY22 financial information.

Clarivate™ 25

26 Our Operating Model 04

27 An operating structure that enables ownership and unlocks scale across Clarivate Growth, resource allocation and financial return ownership Academia & Government Life Sciences & Healthcare Intellectual Property Growth, resource allocation and financial return ownership Growth, resource allocation and financial return ownership Content, Operations and Solutions Information Technology Commercial Channels Customer Experience Talent, Culture and Brand Product Management Product Engineering Sales & Marketing Expert Services Product Management Product Engineering Sales & Marketing Expert Services Product Management Product Engineering Sales & Marketing Expert Services

28 A&G Publications LS&H Data IP Information Enriched Data Analytics & Insights Workflow Software (SaaS) Expert Services Data Fusion Market Specific Solutions Serving Use Cases Across the Innovation Cycle Learning | Research | Research Policy and Assessment Academia & Government Drug Development | Regulation and Safety | Commercialization Life Sciences & Healthcare Protection | Management | Risk Mitigation | Decision Support Intellectual Property Shared Content Shared Technology Scale across our core markets, powering innovation from funding through to research, development and commercialization Shared Commercial Channels Achieving scale across core markets by bringing together our assets, enabling segment specific use cases across the innovation cycle

Shared Content | Integrated data powers our solutions, unlocking high value use cases across our end markets

Data Sources → **Data Fusion** → **End Markets**

A&G Publications
- **2B+** citations
- **245M+** journal articles
- **1B+** newspaper articles
- **3M+** molecular interactions

LS&H Data
- **3M+** pharmacology records
- **550K+** clinical trials
- **250K+** regulatory documents

IP Information
- **150M+** patent documents
- **5M+** chemical indexed inventions
- **160M+** biological sequences

A&G Solutions

1.5M+ queries of Derwent patent data within WoS[1]

100%+ increase in WoS sessions accessing Derwent data

24% of LS&H customers also purchase A&G products

LS&H Solutions

55k+ queries of Derwent Patent data within Cortellis

145K+ page views of WoS literature within Cortellis

70% increase in NPS for users with WoS linked data[2]

IP Solutions

26% of Derwent customers use A&G / LS&H solutions

39M+ citations in Derwent Patent Citation Index

190K+ WoS literature searches conducted in Derwent

Clarivate™ [1] Web of Science. [2] Net Promoter Score.

29

30 Shared Technology | Enabling customer value creation through unified technology platforms Interconnected Data Insights and Analytics Scalable Solutions Next Gen Solutions Data Infrastructure Common data stores and data lakes enhancing connectivity between distinct data sets across an array of solutions Data Science Organization wide, common machine learning and AI models driving insights generation Scalable & Interoperable Products Common platforms that scale efficiently, and accelerate delivery of our solutions to market Technology Driven Innovation Leverage next generation technologies such as blockchain and natural language models Shared technology investments accelerate R&D solution innovation across our three segments

Shared Commercial Channels | Unleashing the power of our full set of solutions to exceed market growth: Top 5 Pharma customer case study

Improving patient outcomes through our solutions set

Academia & Government

Web of Science™ | EndNote™ | Ebook Central™

Life Sciences & Healthcare

Real World Data | Cortellis™ | Consultancy

MetaCore™ | BioWorld™ | Dialog™

Intellectual Property

Derwent™ | CompuMark™ | Renewals

Inprotech™ | Darts-ip™

Resulting in double digit growth in key customer accounts



$15M
$10M
$5M
$0
> 15%[1]
FY20
FY21
FY22
A&G
LS&H
IP

Clarivate™

[1] FY20-22 CAGR.

31

Scale | Leveraged our shared services to achieve significant cost synergies and scale

Streamline and consolidation → **Realized cost synergies**

Content Operations

- Cross segment AI enabled editorial operations and quality assurance

Technology Infrastructure

- Datacenter and cloud services unification
- ERP and CRM platform consolidation

Customer Care

- Streamlined customer workflows
- Consolidation of systems and processes

Thomson Scientific / Clarivate	~$75M
DRG	~$30M
CPA Global	~$100M
ProQuest	~$100M

~$300M

Clarivate™

32

33 Accelerated compound returns driven by reinvestment into high-potential growth areas Secular Growth Markets Significant Operating Leverage Attractive Cash Flow Engine Disciplined Capital Allocation Shared Content Shared Technology Shared Commercial Channels Operating Model Driving Accountability and Leveraging Shared Scale Scale Across Core Markets ~80% Recurring Revenue ~50% FCF Conversion >90% Renewal Rates >40% Profit Margin

34 Gordon Samson Chief Product Officer

35 Our Segments 05

36 Dr. Nandita Quaderi Editor-in-Chief Web of Science Jim Holmes SVP Sales Academia & Government Advance research excellence and student success to accelerate real-world outcomes

Academia & Government | Our largest segment with considerable market opportunity

~48%

Pct. of Clarivate Revenue[1]

~99%

Of the world's top 400 universities use our solutions to accelerate research and enhance education[2]

~$7B

Serviceable Addressable Market[3]

~4%

Market Growth[3]

Clarivate™ [1] FY22 revenue. [2] Top 400 universities (QS world university rankings). [3] Clarivate analysis.

37

Our customers face accelerating market trends which our solution set can help address 38 Complexity of managing research process is increasing across academia and government Increasing demand to demonstrate research return on investment for research Changing operating model for universities and research- intensive organizations Growing research funding & increasingly multi-disciplinary fields Growing academic operating model complexity

Workflow Software Solutions Software tools to manage academic resources and services, connect users and support research publication Content Aggregation Provide comprehensive content collections to institutions in a cost- effective manner 39 We offer a diverse range of solutions across our customer segment advancing research excellence and student success Key Solutions Research and Analytics Analyze and explore the academic research landscape and manage research information Web of Science™ EndNote™InCites™ Ebook Central™ Rialto™ Alma™ ProQuest One Academic™ Polaris™

40 We help academic and government institutions advance knowledge to build a better world Drive research excellence across institutions Empower researchers to tackle today's global challenges Improve operational efficiency and effectiveness Customers

41 Opportunity to expand our content and solutions throughout the non- native English speaking world 41

42 Dr. Rob Poolman SVP Product Tom Halliday SVP Sales Life Sciences & Healthcare Empowering life sciences and healthcare organizations to create a healthier tomorrow

Life Sciences & Healthcare | High growth market driven by research and development

~17%

Pct. of Clarivate Revenue[1]

~100%

Of the top pharma, medtech and biotech rely on us to improve patient outcomes[2]

~$12B

Serviceable Addressable Market[3]

~10%

Market Growth[3]

Clarivate™

[1] FY22 revenue. [2] Top 30 pharma companies (Drug Discovery Trends). Top 20 medical device companies (Greenlight Guru). Top 10 biotech companies (Investopedia). [3] Clarivate analysis.

43

Our customers face accelerating market trends which our solution set can help address 44 Real world evidence drives the value chain as therapeutic complexity increases Value-based care models call for correlated data and new analytics Growing burden to manage regulatory oversight and compliance obligations Accelerating HC data proliferation and demand for real world evidence Increasing regulatory requirements

Commercialization Effectively inform commercial and launch strategy and set pricing for optimal reimbursement 45 Our portfolio spans across the drug and device lifecycle from R&D to commercialization Key Solutions Regulatory and Safety Efficiently monitor drug safety issues and adhere to the latest global regulatory protocols Research and Development Develop new drugs and medical devices from discovery through to clinical trials Cortellis™ MedTech 360™MetaCore™ Fingertip Formulary™ Patient Connect™ Dialog™ HDSBioWorld™ Adaptive

46 We empower life sciences and healthcare organizations to create a healthier tomorrow Customers Drive asset and portfolio value Measure, protect and grow position Advance innovative candidates Accelerate path to patients

47 Opportunity to extend our capabilities beyond data and insights to include mission critical workflow software solutions

48 Jack White SVP Product Irmina Stroud SVP Sales Intellectual Property Empowering customers to unlock the full potential of IP

Intellectual Property | Cornerstone of innovation fueling commercialization and real-world outcomes

~35%

Pct. of Clarivate Revenue[1]

~96%

Of top 50 R&D companies work with us to accelerate the pace of innovation[2]

~$5B

Serviceable Addressable Market[3]

~6%

Market Growth[3]

Clarivate™

[1] FY22 revenue. [2] Top 50 based on R&D spend (European Union). [3] Clarivate analysis.

49

Our customers face accelerating market trends which our solution set can help address 50 Increasingly complex IP network requiring better collaboration and technology AI/ML and predictive analytics are making inroads into the IP process Managing IP as a business asset is becoming increasingly complex Increasing R&D spend to drive competitive innovation Increasing patent/trademark filing

51 We are a partner of choice for IP management and decision support needs of innovation-driven organizations and law firms Key Solutions Derwent™ RenewalsInnography™ IPfolio™CompuMark™ Darts-ip™ Inprotech™incoPat FoundationIP™ Patent and Trademark Maintenance Solutions Supporting paralegal and admin tasks throughout the IP protection and maintenance process Patent and Trademark Management Create a structured environment for the effective protection and management of global IP assets Patent and Trademark Intelligence Support mission critical decisions around IP protection, risk and value creation

Enable critical IP decision- making throughout the innovation and brand lifecycle Improve practice profitability and enhance customer services 52 We help customers establish, protect and manage their intellectual property Customers Enhance IP management efficiency and effectiveness

53 Unique opportunity to connect and lead the IP ecosystem by combining insights, domain expertise and new technologies to enhance productivity and collaboration across the IP process

Investor Day 2023 Break

55 Jonathan Gear Chief Executive Officer

56 Our Strategy 06

57 We are evolving from a data centric solutions provider… …to an insights-driven strategic partner to support the innovation lifecycle

58 Principles & Values Innovation redefined | Unparalleled expertise | Sustainable impact  We own our actions | We aim for greatness | We value every voice Key Pillars Growth acceleration framework: Intelligence that you can trust to transform the world Execute customer-centric go-to-market model positioning our full business value Leverage interconnected data for customer personas via accessible solutions & software-enabled content Go beyond data delivering insights & predictive analytics to unleash innovation Enable business processes and decision support through essential workflow solutions Serve as a trusted partner, offering value-add services & strategic guidance 1 2 3 4 5

59 Our Current Position 07

Significant opportunity to expand organic growth across our three segments

Segments	FY20-22 Growth Rate[2]	Market Growth Rate[3]	Growth Opportunity
Academia & Government	~2%	~4%	▲ ~2%
Life Sciences & Healthcare	~6%	~10%	▲ ~4%
Intellectual Property	~3%	~6%	▲ ~3%
$2.7B[1]	~3%	~6%	▲ ~3%

Clarivate™

[1] FY22 revenue. [2] Historical growth based on 3-year CAGR 2020PF – 2022A pro forma for acquisitions and divestitures at constant currency. [3] Clarivate analysis.

60

Academia & Government | Realizing our growth opportunity through content, analytics and use case expansion

Historical Growth[1]	Market Growth	Growth Opportunity
~2%	~4%	▲ ~2% +

Capability Breakdown	Performance
Research and Analytics	Underperforming (red)
Content Aggregation	Achieving/exceeding (green)
Workflow Software Solutions	Close to market growth (light green)

Performance to Market Growth Rates
- Achieving/exceeding
- Close to market growth
- Underperforming

Realizing our growth opportunity in Academia & Government

- Deliver unparalleled research insights and analytical solutions
- Maintain and expand best-in-class content aggregation portfolio
- Expand our multichannel approach to serve a diverse academic ecosystem

Clarivate™

[1] Historical growth based on 3-year CAGR 2020PF – 2022A pro forma for acquisitions and divestitures at constant currency.

61

Life Sciences & Healthcare | Moving up the value chain through integrated platforms and enhanced content

Historical Growth[1]	Market Growth	Growth Opportunity
~6%	~10%	▲ ~4% +

Capability Breakdown / **Performance**

Capability Breakdown	Performance
Research and Development	Achieving/exceeding (green)
Regulatory and Safety	Achieving/exceeding (green)
Commercialization	Underperforming (red)

Performance to Market Growth Rates: Achieving/exceeding · Close to market growth · Underperforming

Realizing our growth opportunity in Life Sciences & Healthcare

- Accelerate drug and device R&D through AI/ML powered solutions
- Capitalize on increasing emphasis from regulatory authorities on drug safety
- Move up the value chain through RWD commercialization platform solutions

Clarivate™

[1] Historical growth based on 3-year CAGR 2020PF – 2022A pro forma for acquisitions and divestitures at constant currency.

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Intellectual Property | Driving improvement through connected intelligence and use case expansion

Historical Growth[1]	Market Growth	Growth Opportunity
~3%	~6%	▲ ~3% +

Capability Breakdown

Capability Breakdown	Performance
Patent and Trademark Intelligence	Underperforming (red)
Patent and Trademark Management	Achieving/exceeding (green)
Patent and Trademark Maintenance Solutions	Close to market growth (light green)

Performance to Market Growth Rates

- Achieving/exceeding
- Close to market growth
- Underperforming

Realizing our growth opportunity in Intellectual Property

- Strengthen core search capabilities and expand IP intelligence to new use cases
- Enhance software integrating experts, insights and collaboration solutions
- Unify technology and expert services to drive efficiency in global filing practices

Clarivate™

[1] Historical growth based on 3-year CAGR 2020PF – 2022A pro forma for acquisitions and divestitures at constant currency.

63

Realizing our revenue growth opportunity across our three segments by FY25

Segments	FY20-22 Growth Rate[2]	Growth Improvement	FY25 Growth Rate
Academia & Government	~2%	▲ ~2%	~4%
Life Sciences & Healthcare	~6%	▲ ~4%	~10%
Intellectual Property	~3%	▲ ~3%	~6%
$2.7B[1]	~3%	▲ ~3%	~6%

Clarivate™

[1] FY22 revenue. [2] Historical growth based on 3-year CAGR 2020PF – 2022A pro forma for acquisitions and divestitures at constant currency.

64

65 Jonathan Collins Chief Financial Officer

66 Our Growth Plan 08

67 Our growth plan will enable us to achieve and exceed market growth rates Total Addressable Market (TAM) Size of the total innovation lifecycle management market Serviceable Addressable Market (SAM) Size of the innovation lifecycle management market served by our current solutions, which we are actively expanding~$25B SAM³ 6% Growth Rate >100B TAM³ 10% Growth Rate ~$2.7B Revenue¹ 3% Growth Rate² Key 1 FY22 revenue. ² FY20PF-22A CAGR. ³ Clarivate analysis. Actions to achieve market growth rates Actions to exceed market growth rates

68 Insights and predictive analytics Interconnected data Business processes and decision support Value-add services Utilizing our growth levers to achieve and exceed market growth rates Life Sciences & Healthcare Intellectual Property Actions to achieve market growth rates Actions to exceed market growth rates Key Customer-centric go-to-market model Academia & Government 1 2 3 4 5 Strategic Growth Pillars

Achieve Growth 69 Academia & Government | Returning to growth in underperforming areas Improving performance through our customer- centric go-to-market model and value-add services Returning to market growth rates in Research & Analytics and Workflow Software Solutions Web of Science Growing revenue by selling best-in-class Web of Science research discovery and analytics portfolio into Corporates and leveraging custom data solutions Research and Analytics Increasing retention with our customers by combining ProQuest and Web of Science solutions Alma™Web of Science™ Enhanced Content Leverage and interconnect new, distinct content sources to establish more competitive differentiation Resource Analytics Develop decision support capabilities enabling academic administrators to maximize educational resources Leganto™

Best-in-class Workflow Solutions Incorporation of next generation features and third- party integrations to improve resource management Premier Content Marketplace Grow content portfolio and establish the premier content marketplace to accelerate knowledge transfer 70 Academia & Government | Actioning our growth opportunity across high performing areas Vega™Primo™ Rialto™ Accelerating the capture of market opportunities Driving growth and expanding SAM in high performing areas Exceed Growth Innovation Commercialization Cross-sell IP lifecycle platforms to enhance research commercialization across A&G customers Expert Services Expansion Grow innovation-focused consulting services to inform governmental R&D policy and university strategy Summon™

71 Academia & Government | Pillars in action Advising senior leadership team of a top-tier US research university on fastest growing research disciplines to inform hiring and funding strategy to elevate university reputation Providing country-wide access to bibliometric analytics and new content sets to European academic consortium to accelerate research Implementing country-wide engagement and workflow software suite to maximize resource usage and enhance operational efficiency

Healthbase Fingertip Formulary™ Integrated Solutions Unite and optimize commercialization and market access solutions to enhance user value proposition Enhanced Content Interconnect complementary Life Sciences & Healthcare data to provide AI/ML powered insights 72 Life Sciences & Healthcare | Returning to growth in underperforming areas Embedded Services Layer Further integrate services into wider product and data solutions to increase revenue pull through Strategic Partner Leveraging insights from our connected data stores and lakes to deliver strategic guidance to C-suite stakeholders Improving performance through value-add services Returning to market growth rates in commercialization Achieve Growth

Real World Data Solutions Drug Safety Triager Regulatory Workflow and Insights Combining data, insights and services to provide holistic regulatory solutions, enabling global compliance Patient Cohorts Identifying patient populations to prioritize R&D and commercialization strategies 73 Life Sciences & Healthcare | Actioning our growth opportunity across high performing areas Accelerating the capture of market opportunities Driving growth and expanding SAM in high performing areas Next Gen Drug Safety and Pharmacovigilance Partnering with customers to streamline regulatory compliance across the drug safety workflow Real World Data Solutions Improve accessibility of real world data and delivering critical insights through tech-enabled common platforms Exceed Growth

74 Life Sciences & Healthcare | Pillars in action Enabling a top 5 medtech company to drive investment and performance decisions through comprehensive and contextual market intelligence insights Providing region specific disease landscape views for a top 10 pharmaceutical company, through cloud-based analytics platforms, integrating our solutions for a single source of truth Empowering digital transformation at a top 25 pharmaceutical company, across the regulatory affairs and intelligence workflows globally spanning 70+ countries

Brand Landscape Analyzer Embedded Intelligence Build use case-specific applications on top of our best- in-class content and search algorithms to offer a complete ecosystem of decision-support intelligence Patent and Trademark Services Integration Supporting deeper combined product value propositions through integrated services portfolio 75 Intellectual Property | Returning to growth in underperforming areas Improving performance through value-add services Returning to market growth rates in Patent & Trademark Intelligence and Patent & Trademark Maintenance solutions Service Automation Leverage AI and automation in-house to increase operational efficiencies and deliver higher-value services to our customers Disrupt Search and Watch Services Combine AI-driven analytics and Trademark search expertise to deliver improved decision-making Derwent™ Patent Services Achieve Growth

FoundationIP™IPfolio™ 76 Intellectual Property | Actioning our growth opportunity across high performing areas Accelerating the capture of market opportunities Driving growth and expanding SAM in high performing areas Patent and Trademark Offices Strengthen our partnerships with the top patent and trademark offices and expand to new emerging jurisdictions Innovation Intelligence Aligning academics, government policymakers, and corporates through a data-driven innovation strategy Best-in-class IP Management Strengthen position and enable growth using embedded insights, services integration and advanced technology capabilities, including blockchain Enabling a Connected IP Ecosystem Next-gen of IP filing, workflow and payment management to drive productivity and collaboration Connect Exceed Growth

77 Intellectual Property| Pillars in action Supporting a Japanese technology corporation to effectively manage complex IP regulations through an integrated and localized software solution Partnering with an automotive manufacturer to inform R&D investment strategy through our patent and research intelligence solutions Bringing together our insights and tech-enabled services to support a European personal care corporation successfully manage and assess trademark risk

Investing across our growth levers to achieve and exceed market growth rates



>100B
TAM[3]
10% Growth Rate
~$25B
SAM[3]
6% Growth Rate
~$2.7B
Revenue[1]
3% Growth Rate[2]

Growth Acceleration Framework

- Customer-centric go-to-market model
- Leverage interconnected data
- Insights and predictive analytics
- Business processes & decision support
- Trusted strategic partner

[1] FY22 revenue. [2] FY20PF-22A CAGR. [3] Clarivate analysis.

78

79 Our Financial Outlook 09

Financial objectives 80 Accelerate organic growth to market levels 1 Durable margin through the investment cycle 2 Attractive cash flow engine 3 Disciplined capital allocation 4 We are going to progressively improve our growth rate We are going to invest to catalyze growth in high potential areas We are going to generate more cash than we ever have We are going to deleverage and return to buy backs and accretive M&A

81 Financial evolution NYSE Listing FY19 Today FY22 Outlook FY25 Organic Growth 3% 3% ~6% Revenue $1.0B $2.7B ~$3.0B Adj. EBITDA 30% $0.3B 42% $1.1B ~43% $1.3B Adj. Diluted EPS $0.53 $0.85 ~$1.00 Free Cash Flow <$0.1B $0.3B ~$0.7B Net Leverage 5.4x 4.2x <3x +300 bps 3x +$1B 2x >10x (>2x) >2.5x +1200 bps +30₵ >2x (>1x) See the Appendix for a reconciliation of GAAP to Non-GAAP measures.

$305 ~ $500 27% 44% > 50% 15% 25% 35% 45% 55% 65% 2022A 2023P 2024E 2025E FCF Conversion 82 Improvement trajectory Revenue ($B) Adjusted Diluted EPS Free Cash Flow ($M) Adjusted EBITDA ($M)Revenue Expect organic growth acceleration to reach market growth levels by 2025. ~$3B revenue by 2025 as organic growth improves. USD expected to remain at current levels in long term projections Adj. EBITDA Durable profit margins to modestly expand each year Free Cash Flow Projecting substantial improvement in FCF conversion in 2023 on significantly lower one- time costs. ~$1.8B FCF generation in next three years See the Appendix for a reconciliation of GAAP to Non-GAAP measures. 2024E and 2025E reflect our long-term objectives. $0.85 $0.80 ~ $1.00 2022A 2023P 2024E 2025E $1,113 $1,130 41.8% 42.3% 2022A 2023P 2024E 2025E Adj EBITDA Adj EBITDA Margin +/- 0.5% +/- $0.05 ~10% CAGR +/- $50m ~ $1.8B FCF Generation + ~50 bps p.a. $2.7 $2.7 ~ $3.0 2.6% 3.25% 2022A 2023P 2024E 2025E Revenue, Net Organic Growth 4.5% 6.0% +/- 0.5% +/- 0.5% +/- 0.5%

Accelerate organic growth to market levels

Key
- Achieving / exceeding market growth (green)
- Close to market growth (light green)
- Underperforming market growth (red)

Segment	FY19-22	FY23	FY24	FY25
Academia & Government (Market Growth ~4%)				
Research and Analytics	Underperforming	Close	Close	Achieving
Content Aggregation	Achieving	Achieving	Achieving	Achieving
Workflow Software Solutions	Close	Close	Achieving	Achieving
Life Sciences & Healthcare (Market Growth ~10%)				
Research and Development	Achieving	Achieving	Achieving	Achieving
Regulatory and Safety	Achieving	Achieving	Achieving	Achieving
Commercialization	Underperforming	Underperforming	Close	Achieving
Intellectual Property (Market Growth ~6%)				
Patent and Trademark Intelligence	Underperforming	Underperforming	Close	Achieving
Patent and Trademark Management	Achieving	Achieving	Achieving	Achieving
Patent and Trademark Maintenance	Close	Close	Close	Achieving


~48%[1]


~17%[1]


~35%[1]

[1] Percentage of FY22 Clarivate revenue.

Clarivate™
83

30% 38% 43% 42% ~42% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% 0 50 100 150 200 250 300 350 400 2019A 2020A 2021A 2022A 2023P 2024E 2025E 84 Durable margin through the investment cycle Investment in Margin Expansion M&A / Integration ($M) Margin Growth (%) Organic Revenue Growth (%) Payback Period: ~2 Years Payback Period: ~2.5 Years Growth Investment ($M) Investment in Organic Growth ~$500m¹ investment from 2019-2022 resulting in ~$300m of run rate synergy savings and double-digit margin expansion Expect to invest incremental $100-$150m² from 2023-25 to drive organic growth improvement of ~300bps, while maintaining healthy margins 3% Average Organic Revenue Growth (2019-22) ~3% ~6% +150 bps 1 Includes ~$240m transaction costs, ~$150m Restructuring and ~$100m of debt issuance and financing related costs. ² Includes ~$50m incremental capital investment and ~$80m opex investment in key initiatives to drive incremental growth.

-$73 -$10 2022A 2023P 2024E 2025E $64 $70 $252 $270 2022A 2023P 2024E 2025E Interest Taxes 85 Attractive cash flow engine One Time Costs ($M) Working Capital Change ($M) Capex ($M) Interest and Taxes ($M) $215 $40 2022A 2023P 2024E 2025E $203 $240 8% 9% 8% 2% 4% 6% 8% 10% 12% 14% 2022A 2023P 2024E 2025E % of Revenue One-Time Costs Expect minimal one-time costs in future as most of large M&A integration is complete Interest and Taxes Expect interest costs to decline as excess cash is used to de-lever. Cash taxes expected to remain ~$70m per annum Working Capital Modest working capital investment required to grow topline Capex Capital investments to increase to ~9% for next 2 years to propel growth and then reduce back to ~8% of sales 2024E and 2025E reflect our long-term objectives.

86 Disciplined capital allocation Organic investments to catalyze growth Enhance strategic value by prioritizing high ROI opportunities $1bn repurchase program authorized in early 2022 Highly selective investment criteria following period of major acquisitions Optimize capital structure Continue to prioritize deleveraging in 2023 and reduced floating rate exposure 1 2 Retain option to repurchase shares 3 M&A 4 2023 - 2025 2024 - 25 1 2 3 4

$5.1 $4.7 4x <4x 2022A 2023P 2024E 2025E Total Debt Net Leverage $252 $270 4x 4x 0.0 2.0 4.0 6.0 8.0 10.0 2022A 2023P 2024E 2025E Cash Interest Interest Coverage ¹ Debt maturity based on Dec 2022 actual debt balance. See the Appendix for a reconciliation of GAAP to Non-GAAP measures. 2024E and 2025E reflect our long-term objectives. ² De-levered WACD at Libor forward curve as of Dec 2025. 87 Continue to strengthen balance sheet and mitigate interest rate risk Total Debt / Net Leverage ($B) Debt Maturity ($B)¹ Interest Rate Mix Interest Coverage ($M) Deleveraging Anticipate <4x leverage by end of 2023 by utilizing FCF to repay floating rate debt Expect leverage to be <3x by 2025 with a balanced FCF allocation to deleverage and buy back shares Debt Structure Expect minimal floating rate debt exposure as excess cash is used to deleverage over the next 3 years No debt maturities or mandatory pre-payments for the next 3 years $2.5 $0.7 $0.9 $0.9 $0.8 2026 2027 2028 2029 Term Loans Notes Undrawn Revolver $0.8 Floating Rate Fixed Rate Today Deleveraged Outlook ~5.5% WACD ~5.0% WACD² <3x

Multiple reinforcing dynamics combine, presenting a compelling opportunity to drive profitable and sustainable growth

Secular Growth Markets

Our markets are expanding, driven by innovation with long runway for growth

Economically Insulated

Resilient markets which outperform in periods of economic downturn

Mission Critical Solutions

Industry gold standard solutions embedded in customer workflows

Robust Business Model

Recurring information services compounder poised to accelerate organic growth and financial returns

~6% SAM Growth[1]

+8% Average percentage points market indicators outperformed GDP[2]

>90% Renewal rate[3]

~80% Recurring revenue

Clarivate™

[1] Clarivate analysis. [2] Avg. performance across three market indicators during 2008-09. [3] FY22 renewal rate, subscription products.

88

89 Q&A Session 10

90 Jonathan Gear Chief Executive Officer Closing Remarks

91 Accelerated compound returns driven by reinvestment into high-potential growth areas Shared Content Shared Technology Shared Commercial Channels Operating Model Driving Accountability and Leveraging Shared Scale Scale Across Core Markets Secular Growth Markets Significant Operating Leverage Attractive Cash Flow Engine Disciplined Capital Allocation ~80% Recurring Revenue ~50% FCF Conversion >90% Renewal Rates >40% Profit Margin

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